ALEXANDER & BALDWIN, INC.’S REAL ESTATE SUPPLEMENT UPDATE
As of and for the Quarters Ended March 31, 2012 and 2011
(Unaudited)

This periodic Supplement Update is designed to provide current and potential shareholders of Alexander & Baldwin, Inc. with additional information regarding the Company’s Real
Estate operating segments. This information is supplemental to and does not replace the information provided to shareholders in the Company’s periodic filings with the Securities and Exchange Commission.
This first quarter Supplement updates the following tables in the Company’s Real Estate
Supplement as of and for the quarters and years ended December 31, 2011 and 2010:
Table 5: Property Detail - Hawaii Improved Properties - Most Recent Quarter
Table 7: Property Detail - Mainland Improved Properties - Most Recent Quarter
Table 9: Comparable Percent Occupancy Data by Geographic Region and
 Asset Class - Most Recent Quarter
Table 11: Weighted Average Gross Leasable Area by Geographic Region and
 Asset Class - Most Recent Quarter
Table 13: Occupancy Analysis Trend - Last Five Quarters
Table 14: Real Estate Leasing Cash Net Operating Income (NOI) - Most Recent Quarter
Table 16: Real Estate Leasing Same Store Cash NOI - Most Recent Quarter
Table 19: 2011 and 2010 Improved Property Portfolio Acquisitions/Dispositions
Table numbers used in this Update correspond with table numbers used in the full-year
Supplement.
The information contained in this Supplement Update is unaudited and should be read in conjunction with the Company’s Real Estate Supplement as of and for the quarters and years ended December 31, 2011 and 2010, and quarterly and annual reports and other filings with the Securities and Exchange Commission.
Feedback and suggestions regarding the contents of this Supplement Update from the investing audience are welcomed, and should be directed to Suzy P. Hollinger, Director,
Investor Relations, via telephone at (808) 525-8422 or via email to shollinger@abinc.com.
About This Supplement Update

 Alexander & Baldwin, Inc. │Real Estate Supplement Update
 INDEX TO REAL ESTATE SUPPLEMENT UPDATE
 (Unaudited)
 As of and for the Quarters Ended March 31, 2012 and 2011

Forward-Looking Statements	2
Basis of Presentation	2
Real Estate Leasing Segment - Asset Descriptions and Statistics	3
Property Detail - Hawaii Improved Properties - Most Recent Quarter (Table 5)	3
Property Detail - Mainland Improved Properties - Most Recent Quarter (Table 7)	4
Comparable Percent Occupancy Data by Geographic Region and Asset Class (Table 9)	5
Weighted Average Gross Leasable Area by Geographic Region and Asset Class (Table 11)	5
Occupancy Analysis Trend - Last Five Quarters (Table 13)	5
Real Estate Leasing Cash Net Operating Income (NOI) (Table 14)	6
Real Estate Leasing Same Store Cash NOI (Table 16)	6
Statement on Management’s Use of Non-GAAP Financial Measures	7
Reconciliation of Real Estate Leasing Operating Profit to Cash NOI and Same Store Cash NOI	7
Portfolio Acquisitions and Dispositions	8
2012 and 2011 Improved Property Portfolio Acquisitions/Dispositions (Table 19)	8
Where to Find Additional Information	9
Participants in the Merger Solicitation	9

This Supplement Update contains certain forward-looking statements, such as forecasts and projections of the Company’s future performance or statements of management’s plans and objectives. These statements are “forward-looking”
statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Except for historical information contained in this Supplement Update, such communications contain forward-looking statements. These include, for example, all references to current or future years. New risk factors emerge from time to time and it is not possible for the Company to predict all such risk factors, nor can it assess the impact of all such risk factors on the Company’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Accordingly, forward-looking statements cannot be relied upon as a guarantee of future results and involve a number of risks and uncertainties that could cause actual results to differ materially from those projected in the statements, including, but not limited to the factors that are described in Part I,
Item 1A under the caption of “Risk Factors” of the Company’s 2011 annual report on Form 10-K as well as factors that are discussed in the Company’s other filings, including subsequent filings, with the Securities and Exchange
Commission (“SEC”). The Company is not required, and undertakes no obligation, to revise or update forward-looking statements or any factors that may affect actual results, whether as a result of new information, future events, or circumstances occurring after the date of this report.
Forward-Looking Statements
The information contained in this Supplement Update does not purport to disclose all items required by accounting principles generally accepted in the United States of
America (GAAP). The information contained in this Supplement Update is unaudited and should be read in conjunction with the Company’s Real Estate Supplement as of and for the quarters and years ended December 31, 2011 and 2010, and its most recent Form 10-K, 10-Q and other filings with the SEC.
Basis of Presentation

Property	Number of properties	Island	Gross leasable area at 03/31/12 (sq. ft.)	Leased[1] (percent)	Outstanding debt	1Q2012 Cash net operating income (NOI)[2] ($ in 000s)	% cash net operating income to total Hawaii portfolio
Industrial:							
Komohana Industrial Park	1	Oahu	238,300	81.0	$ -	$ 756	13.1
P&L Building	1	Maui	104,100	96.0	-	292	5.1
Port Allen	3	Kauai	63,900	93.3	-	145	2.5
Waipio Industrial	1	Oahu	158,400	98.3	-	363	6.3
Subtotal – Industrial	**6**		**564,700**		$ -	**$ 1,556**	**27.0**
Office:							
Judd Building	1	Oahu	20,200	100.0	$ -	$ 117	2.0
Kahului Office Building	1	Maui	58,300	88.3	-	316	5.5
Kahului Office Center	1	Maui	32,900	83.3	-	148	2.6
Lono Center	1	Maui	13,400	85.0	-	53	0.9
Maui Clinic Building	1	Maui	16,600	96.0	-	94	1.6
Stangenwald Building	1	Oahu	27,100	87.0	-	80	1.4
Subtotal – Office	**6**		**168,500**		$ -	**$ 808**	**14.0**
Retail:							
Gateway at Mililani Mauka	1	Oahu	5,900	100.0	$ -	$ 59	1.0
Kahului Shopping Center	1	Maui	43,300	78.7	-	75	1.3
Kaneohe Bay Shopping Center	1	Oahu	123,900	96.0	-	410	7.1
Kunia Shopping Center	1	Oahu	60,400	94.0	-	540	9.4
Lahaina Square	1	Maui	50,200	63.0	-	138	2.4
Lanihau Marketplace	1	Hawaii	88,300	99.3	-	583	10.2
Maui Mall	1	Maui	185,700	94.7	-	784	13.6
Port Allen Marina Center	1	Kauai	23,600	77.0	-	104	1.8
Waipio Shopping Center	1	Oahu	113,800	97.0	-	700	12.2
Subtotal – Retail	**9**		**695,100**		$ -	**$ 3,393**	**59.0**
Total Hawaii	**21**		**1,428,300**		**$ -**	**$ 5,757**	**100.0**

Real Estate Leasing Segment - Asset Descriptions and Statistics
TABLE 5
PROPERTY DETAIL - HAWAII IMPROVED PROPERTIES - MOST RECENT
QUARTER
1   Represents the average percentage of space leased during the period referenced or A&B’s ownership period, whichever is shorter. Space is considered leased when a tenancy agreement has been fully executed or the space is revenue producing.

2 See page 7 for a statement regarding the Company’s use of non-GAAP financial measures and a reconciliation of
 Leasing operating profit to Cash NOI for the total portfolio.
Note:  For portfolio asset class and geographic occupancy see Table 3 on page 5.

Property	Number of properties	Location	Gross leasable area at 03/31/12 (sq. ft.)	Leased[1] (percent)	Outstanding debt ($ in 000s)	1Q2012 cash net operating income (NOI)[2] ($ in 000s)	% cash net operating income to total Mainland portfolio
Industrial:							
Activity Distribution Center	1	San Diego, CA	252,300	100.0	$ -	$ 496	5.3
Centennial Plaza	1	Salt Lake City, UT	244,000	91.0	-	239	2.6
Heritage Business Park	1	Dallas, TX	1,316,400	100.0	-	1,222	13.1
Midstate Hayes	1	Visalia, CA	789,100	85.0	11,529	605	6.5
Northpoint Portfolio	1	Fullerton, CA	119,400	100.0	-	204	2.2
Republic Distribution Center	1	Pasadena, TX	312,500	100.0	-	232	2.5
Savannah Logistics Park	1	Savannah, GA	1,035,700	100.0	-	1,029	11.0
Sparks Business Center	1	Sparks, NV	396,100	97.0	-	468	5.0
Subtotal – Industrial	**8**		**4,465,500**		**$ 11,529**	**$ 4,495**	**48.2**
Office:							
Concorde Commerce Center	1	Phoenix, AZ	137,500	82.0	$ -	$ 366	3.9
Deer Valley Financial Center	1	Phoenix, AZ	126,600	68.0	10,264	161	1.7
Gateway Oaks	1	Sacramento, CA	58,700	37.0	-	32	0.4
Issaquah Office Center	1	Issaquah, WA	146,900	100.0	-	522	5.6
Ninigret Office Park	1	Salt Lake City, UT	185,500	100.0	-	468	5.0
1800 and 1820 Preston Park	1	Plano, TX	198,800	89.7	-	469	5.0
2868 Prospect Park	1	Sacramento, CA	162,900	64.3	-	118	1.3
San Pedro Plaza	1	San Antonio, TX	172,000	80.0	-	239	2.6
Union Bank	1	Everett, WA	84,000	100.0	-	326	3.5
Subtotal – Office	**9**		**1,272,900**		**$ 10,264**	**$ 2,701**	**29.0**
Retail:							
Broadlands Marketplace	1	Broomfield, CO	103,900	91.0	-	200	2.1
Little Cottonwood Center	1	Sandy, UT	141,600	94.0	6,443	368	3.9
Meadows on the Parkway	1	Boulder, CO	216,400	79.0	-	580	6.2
Rancho Temecula Town Center	1	Temecula, CA	165,500	91.3	-	808	8.7
Royal MacArthur Center	1	Dallas, TX	44,100	85.0	-	131	1.4
Wilshire Shopping Center	1	Greeley, CO	46,500	57.0	-	44	0.5
Subtotal – Retail	**6**		**718,000**		**6,443**	**2,131**	**22.8**
Total Mainland	**23**		**6,456,400**		**28,236**	**9,327**	**100.0**

TABLE 7
PROPERTY DETAIL - MAINLAND IMPROVED PROPERTIES - MOST RECENT
QUARTER

1   Represents the average percentage of space leased during the period referenced or A&B’s ownership period, whichever is shorter. Space is considered leased when a tenancy agreement has been fully executed or the space is revenue producing.
2 See page 7 for a statement regarding the Company’s use of non-GAAP financial measures and a reconciliation of
 Leasing operating profit to Cash NOI for the total portfolio.
Note:  For portfolio asset class and geographic occupancy see Table 3 on page 5.

Location	1Q 2012				1Q 2011				Percentage point change			
	Industrial	Office	Retail	Total	Industrial	Office	Retail	Total	Industrial	Office	Retail	Total
Hawaii improved	90.0	89.0	91.9	90.8	86.6	92.0	92.8	90.1	3.4	(3.0)	(0.9)	0.7
Mainland improved	96.6	83.3	85.5	92.7	93.6	83.1	89.3	91.3	3.0	0.2	(3.8)	1.4
Total	95.9	84.0	88.7	92.4	92.8	84.3	90.8	91.1	3.1	(0.3)	(2.1)	1.3

Location	1Q 2012 (in sq. ft.)				1Q 2011 (in sq. ft.)				Percentage Change			
	Industrial	Office	Retail	Total	Industrial	Office	Retail	Total	Industrial	Office	Retail	Total
Hawaii improved	564,700	170,300	698,200	1,433,200	626,200	168,500	695,900	1,490,600	(9.8)	1.1	0.3	(3.9)
Mainland improved	4,465,600	1,291,600	718,300	6,475,500	4,466,800	1,072,900	857,400	6,397,100	-	20.4	(16.2)	1.2
Total	**5,030,300**	**1,461,900**	**1,416,500**	**7,908,700**	**5,093,000**	**1,241,400**	**1,553,300**	**7,887,700**	**(1.2)**	**17.8**	**(8.8)**	**0.3**

OCCUPANCY ANALYSIS TREND - LAST FIVE QUARTERS

	1Q2012			4Q2011			3Q2011			2Q2011			1Q2011		
	Number of properties	Weighted average sq. ft.	Percentage leased	Number of properties	Weighted average sq. ft.	Percentage leased	Number of properties	Weighted average sq. ft.	Percentage leased	Number of properties	Weighted average sq. ft.	Percentage leased	Number of properties	Weighted average sq. ft.	Percentage leased
Industrial	14	5,030,300	95.9	14	5,031,400	95.1	14	5,072,500	94.4	15	5,093,000	95.2	15	5,093,000	92.8
Office	15	1,461,900	84.0	16	1,472,400	85.9	16	1,374,400	85.1	15	1,269,500	84.6	14	1,241,400	84.3
Retail	15	1,416,500	88.7	15	1,409,400	88.1	14	1,407,300	89.1	14	1,500,100	90.5	15	1,553,300	90.8
Total	**44**	**7,908,700**	**92.4**	**45**	**7,913,200**	**92.1**	**44**	**7,854,200**	**91.8**	**44**	**7,862,600**	**92.6**	**44**	**7,887,700**	**91.1**

TABLE 9
TABLE 11
WEIGHTED AVERAGE GROSS LEASABLE AREA BY GEOGRAPHIC REGION AND ASSET CLASS1
TABLE 13

1  Includes the Firestone Blvd Building, which was sold in the first quarter of 2012.

Location	1Q 2012				1Q 2011				Percentage Change			
	Industrial	Office	Retail	Total	Industrial	Office	Retail	Total	Industrial	Office	Retail	Total
Hawaii improved	$ 1.6	$ 0.8	$ 3.4	$ 5.8	$ 1.8	$ 0.9	$ 3.3	$ 6.0	(11.1)	(11.1)	3.0	(3.3)
Hawaii unimproved	-	-	-	0.9	-	-	-	1.0	-	-	-	(10.0)
Total Hawaii	**$ 1.6**	**$ 0.8**	**$ 3.4**	**$ 6.7**	**$ 1.8**	**$ 0.9**	**$ 3.3**	**$ 7.0**	**(11.1)**	**(11.1)**	**3.0**	**(4.3)**
Mainland improved[1]	4.5	2.8	2.1	9.4	3.6	1.9	2.7	8.2	25.0	47.4	(22.2)	14.6
Total[1]	**$ 6.1**	**$ 3.6**	**$ 5.5**	**$ 16.1**	**$ 5.4**	**$ 2.8**	**$ 6.0**	**$ 15.2**	**13.0**	**28.6**	**(8.3)**	**5.9**

Location	1Q 2012				1Q 2011				Percentage Change			
	Industrial	Office	Retail	Total	Industrial	Office	Retail	Total	Industrial	Office	Retail	Total
Hawaii improved	$ 1.6	$ 0.8	$ 3.3	$ 5.7	$ 1.6	$ 0.9	$ 3.3	$ 5.8	-	(11.1)	-	(1.7)
Hawaii unimproved	-	-	-	1.0	-	-	-	1.0	-	-	-	-
Total Hawaii	**$ 1.6**	**$ 0.8**	**$ 3.3**	**$ 6.7**	**$ 1.6**	**$ 0.9**	**$ 3.3**	**$ 6.8**	**-**	(11.1)	**-**	(1.5)
Mainland improved	4.5	1.9	2.1	8.5	3.6	1.9	2.2	7.7	25.0	(5.0)	(4.5)	9.0
Total	**$ 6.1**	**$ 2.7**	**$ 5.4**	**$ 15.2**	**$ 5.2**	**$ 2.8**	**$ 5.5**	**$ 14.5**	**17.3**	**(3.6)**	**(1.8)**	**4.8**

TABLE 14
REAL ESTATE LEASING CASH NET OPERATING INCOME (NOI)1
(in millions)
TABLE 16
REAL ESTATE LEASING SAME STORE CASH NOI2
(in millions)

1 Includes the Firestone Blvd Building, which was sold in the first quarter of 2012.
2  Same Store Cash NOI relates to properties that were operated throughout the duration of both periods under comparison.
Note: See page 7 for a statement on the Company’s use of non-GAAP financial measures and a reconciliation of Leasing operating profit to Real Estate Leasing Cash NOI and Real Estate
Leasing Same Store NOI.

1Q 2012	1Q 2011
Real Estate Leasing segment operating profit before discontinued operations	$ 10.7	$ 10.6
Less amounts reported in discontinued operations	-	(0.7)
Real Estate Leasing segment operating profit after subtracting discontinued operations	**$ 10.7**	**$ 9.9**
Adjustments:		
Depreciation and amortization	$ 5.4	$ 5.3
FASB 13 straight-line lease adjustments	(0.8)	(1.6)
General and administrative expense	0.8	0.9
Discontinued operations	-	0.7
Real Estate Leasing total cash NOI	**$ 16.1**	**$ 15.2**
Acquisitions/ disposition adjustments/ other	(0.9)	(0.7)
Real Estate Leasing segment same store cash NOI[1]	**$ 15.2**	**$ 14.5**

RECONCILIATION OF REAL ESTATE LEASING OPERATING PROFIT TO CASH NOI AND SAME STORE CASH NOI
(in millions)

Statement on Management’s Use of Non-GAAP Financial Measures

Cash net operating income (NOI) is a non-GAAP measure derived from real estate revenues (determined in accordance with GAAP, less straight-line rental adjustments) minus property operating expenses (determined in accordance with GAAP). Cash NOI does not have any standardized meaning prescribed by
GAAP, and therefore, may differ from definitions of cash NOI used by other companies. Cash NOI should not be considered as an alternative to net income
(determined in accordance with GAAP) as an indicator of the Company’s financial performance, or as an alternative to cash flow from operating activities as a measure of the Company’s liquidity. Cash NOI is commonly used as a measure of operating performance because it is an indicator of the return on property investment, and provides a method of comparing property performance over time. Cash NOI excludes general and administrative expenses, straight-line rental adjustments, interest income, interest expense, depreciation and amortization, and gains on sales of interests in real estate. The Company believes that the
Real Estate Leasing segment’s operating profit after discontinued operations is the most directly comparable GAAP measurement to cash NOI. A required reconciliation of Real Estate Leasing operating profit to Real Estate Leasing segment same store cash NOI is as follows:
1  Cash NOI related to properties that were operated throughout the duration of both periods under comparison

Property disposed in 2012	Disposition date (month/year)	Disposition price ($ in millions)	Gross leasable area (sq. ft.)	Leased percentage at disposition
Firestone Boulevard Building	3/12	4.2	28,100	100.0
Total		**4.2**	**28,100**	

Property acquired in 2011	Acquisition date (month/year)	Acquisition price ($ in millions)	Gross leasable area (sq. ft.)	Leased percentage at acquisition
Union Bank	6/11	10.9	84,000	100.0
Issaquah Office Center	9/11	19.9	146,900	100.0
Gateway at Mililani Mauka	12/11	8.2[2]	5,900	100.0
Total		**39.0**	**236,800**	

Property disposed in 2011	Disposition date (month/year)	Disposition price ($ in millions)	Gross leasable area (sq. ft.)	Leased percentage at disposition
Apex Building	1/11	9.0	28,100	91.0
Arbor Park Shopping Center	6/11	22.5	139,500	94.0
Wakea Business Center	9/11	8.5	61,500	98.0
Total		**40.0**	**229,100**

TABLE 19
2012 IMPROVED PROPERTY PORTFOLIO ACQUISITIONS/DISPOSITIONS1

Portfolio Acquisitions and Dispositions

2011 IMPROVED PROPERTY PORTFOLIO ACQUISITIONS/DISPOSITIONS
1  There were no acquisitions in the first quarter of 2012.
2 $8.2M acquisition price includes an existing 5,900 square-foot building and a 4.3-acre development parcel.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Alexander & Baldwin Holdings, Inc.
(“Holdings”) filed a registration statement that includes a definitive proxy statement/prospectus and other relevant documents in connection with the proposed reorganization on February 15, 2012. ALEXANDER & BALDWIN, INC. (“A&B”)
SHAREHOLDERS ARE URGED TO CAREFULLY READ THESE DOCUMENTS
BECAUSE THEY CONTAIN AND WILL CONTAIN IMPORTANT INFORMATION ABOUT
THE PROPOSED REORGANIZATION. The definitive proxy statement/prospectus were mailed to A&B shareholders prior to the shareholder meeting. In addition, investors may obtain a free copy of the definitive proxy statement/prospectus and other filings containing information about A&B, Holdings, and the holding company reorganization, from the SEC at the SEC’s website at http://www.sec.gov. In addition, copies of the definitive proxy statement/prospectus and other filings containing information about A&B, Holdings, and the holding company reorganization can be obtained without charge by sending a request to Alexander & Baldwin, Inc., P.O. Box 3440, Honolulu, Hawaii 96801-3440, Attention:
Investor Relations; by calling (808) 525-6611; or by accessing them on A&B’s web site at
http://www.alexanderbaldwin.com.
Where to Find Additional Information

A&B, its directors, executive officers, certain other members of management, and employees may be deemed to be participants in the solicitation of proxies from the shareholders of A&B in favor of the proposed holding company reorganization. Additional information regarding the interests of potential participants in the proxy solicitation is included in the definitive proxy statement/prospectus and will be included in other relevant documents that A&B and Holdings intend to file with the SEC in connection with the annual meeting of shareholders of A&B.
Participants in the Merger Solicitation